Leases	12 Months Ended
Dec. 31, 2017
LEASES [Abstract]
Leases

NOTE 16: LEASES

Chartered-out:

As of December 31, 2017, the future minimum revenue (charter-out rates are presented net of commissions, where applicable, and assume no off-hire days) expected to be earned on non-cancelable time charters, COA’s with minimum guaranteed volumes and contracts with minimum guaranteed throughput in the Company’s ports were as follows:

Amount
2018	$138,384
2019	104,721
2020	77,209
2021	62,290
2022	55,450
2023 and thereafter	699,388

Total minimum revenue, net of commissions	$1,137,442

Revenues from time charters are not generally received when a vessel is off-hire, including time required for scheduled maintenance of the vessel.

Navios Logistics’ future minimum revenue, as presented in the table above, expected to be earned on non-cancelable contracts under time charter after the successful completion of the construction of a river and estuary tanker, is $41,830 for a period of five years, based on current contract rates.

Chartered-in:

As of December 31, 2017, the Company’s future minimum commitments, net of any commissions, under chartered-in vessels were as follows:

Amount
2018	$182
2019	182
2020	31

Total minimum commitments, net of commissions	$395

For the year ended December 31, 2017, charter hire expense for chartered-in pushboats and barges amounted to $1,564 ($1,521 in 2016 and $1,307 in 2015).

Office space:

The future minimum commitments under lease obligations for office space were as follows:

Amount
2018	$761
2019	601
2020	509
2021	184

Total	$2,055

Rent expense for office space amounted to $677 for the year ended December 31, 2017 ($720 in 2016 and $716 in 2015).